UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2018

JAGUAR HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36714	46-2956775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Mission Street, Suite 2375 San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 371-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07    Submission of Matters to a Vote of Security Holders.

Jaguar Health, Inc. (the “Company”) held a Special Meeting of Stockholders of the Company on March 12, 2018 (the “Special Meeting”).  Five proposals were submitted to and approved by the Company’s stockholders. The proposals are described in detail in the Company’s proxy statement. The final results for the votes regarding each proposal are set forth below.

1.  Proposal to approve an amendment to the Company’s Third Amended and Restated Certificate of Incorporation (the “COI”) to increase the number of authorized shares of the Company’s voting common stock, par value $0.0001 per share (the “Common Stock”), from 250,000,000 shares to 500,000,000 shares (“Proposal 1”) was approved by the stockholders by the following vote:

For	Against	Abstained	Broker Non-Votes
44,786,926	7,099,845	583,049	96,313

2.  Proposal to approve an amendment to the COI to effect a reverse stock split at a ratio not less than 1-for-1.2 and not greater than 1-for-10, with the exact ratio, if effected at all, to be set within that range at the discretion of the Company’s board of directors before June 30, 2018 without further approval or authorization of the Company’s stockholders (“Proposal 2”) was approved by the stockholders by the following vote:

For	Against	Abstained	Broker Non-Votes
46,927,039	4,831,941	710,840	96,313

3.  Proposal to approve, for purposes of Nasdaq Listing Rule 5635(d), the issuance of Common Stock in one or more non-public capital raising transactions at a price that may be less than the greater of book or market value of our Common Stock (“Proposal 3”) was approved by the stockholders by the following vote:

For	Against	Abstained	Broker Non-Votes
32,348,928	4,660,026	302,676	15,254,503

4.  Proposal to approve the amendment of the Company’s 2014 Stock Incentive Plan (the “2014 Plan”) to increase the number of shares of Common Stock authorized for issuance under the 2014 Plan by up to 41,060,000 shares (“Proposal 4”) was approved by the stockholders by the following vote:

For	Against	Abstained	Broker Non-Votes
32,365,264	4,744,091	202,275	15,254,503

5.  Proposal to grant discretionary authority to adjourn the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposals 1 through 4 was approved by the stockholders by the following vote:

For	Against	Abstained	Broker Non-Votes
46,023,527	6,000,246	542,360	0

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGUAR HEALTH, INC.

Date: March 12, 2018	By:	/s/ Karen S. Wright
Name: Karen S. Wright
Title: Chief Financial Officer

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